UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St., Suite 2, Omaha, Nebraska    68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 6/30/13

Item 1.  Reports to Stockholders.

Annual Report

June 30, 2013

1-855-BUY-GNKO

www.ginkgofunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Ginkgo Multi-Strategy Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

June 30, 2013

Dear Fellow Ginkgo Multi-Strategy Fund Shareholder,

We are pleased by the performance of the Ginkgo Multi-Strategy Fund, which launched on September 2, 2011. As we look at conditions heading into 2013, we feel even more optimistic.

We have been able to make good use of our moderate approach to investing throughout the last year as we have combatted market volatility due to the economic environment, political turmoil, and challenges in international countries.  Our unique ability to move to cash positions has served us well this past year as we have monitored continuing market instability.

We invested a large portion of assets into the Dividend Strategy, and this has been beneficial to the portfolio since we launched the mutual fund. We also utilized the Value Strategy, in which we target specific stocks that are especially low priced based on fundamental analysis. We select stocks whose prices have been beaten down by the markets in recent periods, when we strongly believe that they cannot go much lower. In fact, these stocks have a lot of upside potential as the market realizes that they were priced too low.

We also have increased our use of the Momentum Strategy, which takes advantage of stocks that have had periods of a rising price trend. Using technical analysis and in depth research, we have selected stocks we believe have the “wind at their backs”, and will continue to rise and outperform in the near future. This strategy has resulted in a few big winners during the last several quarters as the market continued to rise. At times we also have had positions in various Exchange Traded Funds (ETFs) to take advantage of strategic opportunities as they arose. Additionally, we have used short-term tactical trading strategies to profit on unique opportunities when conditions warrant that type of position. We will at times utilize options for short-term investment opportunities.

We continue to maintain a small position in the Fixed Income Strategy, which currently is keenly focused on short-term bonds. In this strategy we are specifically targeting a select group of bonds that mature within the next year or two. We feel that this short-term focus is imperative for bond portfolios at this time. Governments around the globe continue to print money, inflation is a very realistic fear, and interest rates cannot be lowered any further. The recent rise in interest rates confirms that we are best to avoid long-term bond. By focusing on these short-term bonds, we still manage to obtain a substantial yield and return on the bonds that we purchase.

During the last year we have had varying levels of cash positions, which is an ability that is relatively rare. Unlike typical mutual funds that must remain at least 85% invested at all times, we have the ability to change our allocation in attempting to avoid investing in assets when they are declining.

We utilize the cash position as a way to avoid significant market drawdowns with a portion of the assets. We will continue to use a flexible level of our cash position to be defensive, when the market conditions warrant such action. We are anticipating some future growth in equities, but we are always keeping an eye on Europe, China, Wall Street and the political and economic landscape.

The Fund has continued to move in tandem with the general markets over the first half of 2013. This is to be expected as the Fund was nearly fully invested throughout the majority of this period. This has been very beneficial as the markets have been rising throughout the last quarter. With the majority of technical indicators supporting the decision to remain invested through much of the first quarter, the Adviser saw no reason to significantly trim equity positions during this period. The Adviser did trim and sell some winners (taking our profits), cut some laggers, and add some new positions throughout the quarter, but none of these had significant effects on the overall allocation. During this quarter the Adviser closed out several positions with significant gains. These included: PulteGroup, Ford Motor Company, and Siemens. The Fund continued to remain rather heavily invested at the end of the first quarter.

The second quarter was a bit more difficult to navigate than the first quarter, with the significant decline from May 21st to June 24th, which wiped out most gains for the market that were made in the beginning of the second quarter. Early in April the Adviser began moving to a slightly more conservative position, while remaining fully invested. This consisted of shifting to more defensive sectors including utilities, healthcare, and consumer staples. Then in early June the Adviser trimmed a significant portion of market exposure, raising our cash position. Our cash position rose in June to reach about 38%. However the Adviser was quick to reinvest back into the market as it recovered. The Adviser ended the first half of 2013 with an 18% cash position, which was further reduced in July. The Adviser did sell some winners (taking our profits), cut many of its lagging equities, and added several new positions throughout the quarter. The net effect of these transactions is that a larger portion of the portfolio is focused on momentum stocks, including more small-cap stocks than in the prior quarters. During this quarter the Adviser closed some positions with significant gains. These included: Marathon Petroleum, Kansas City Southern, Pfizer, Eli Lilly, and Gilead Sciences. The Fund continues to remain rather heavily invested at the end of this quarter, as the Adviser intends to take advantage of a rising market while the conditions remain positive. However the Adviser is prepared for the possibility of changing its allocation in the event of a downturn in the market.

We have been and will continue to seek to reposition our assets to take advantage of the constantly, and often rapidly, changing market conditions. However while positioning the portfolio to equities and the opportunity for growth, we are always looking toward avoiding a significant stock market downturn, which we expect to occur within the coming years. We continue to believe that we are in a secular bear market, which means the prevailing overall market direction is downward, however it contains smaller bull markets within that time frame that obscure that overall trend. Based on this assessment, we feel we need to be able to avoid significant drawdowns if and when they occur. We will continue to be aggressive in seeking profitable investments while the market continues to rise. However when our analysis shows that the market is due for a correction, we will move assets to avoid experiencing the full decline of the expected market correction. We feel that we are well positioned to gain from a continued market rally, but we also remain steadfast in our commitment to reallocate our investment positions in attempt to protect against any significant drawdowns.

Christina V. Winch, CFP®

Chief Executive Officer

2003-NLD-8/15/2013

T: 855-289-4656  | 1-855-BUY-GNKO

www.ginkgofunds.com | www.winchfinancial.com

GINKGO MULTI-STRATEGY FUND
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures* for the year ended June 30, 2013, as compared to its benchmark:

	One Year	Since Inception **
Ginkgo Multi-Strategy Fund - Investor Class	11.52%	7.47%
Dow Jones Moderate Portfolio Index ***	10.56%	9.34%
S&P 500 Total Return Index ****	20.60%	21.39%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  The total operating expenses as stated in the fee table to the Fund's prospectus dated October 29, 2012 is 2.24% for the Investor Class.  For performance information current to the most recent month-end, please call 1-855-BUY-GNKO.

** Inception date is September 2, 2011.

*** The Dow Jones Moderate Portfolio Index is based on the Dow Jones Relative Risk Index and consists of 60% equities and 40% fixed income. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

**** The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

Top Ten Holdings by Industry	% of Net Assets
Exchange Trade Funds - Equity	14.7%
Insurance	10.7%
Banks	7.8%
Internet	7.4%
Diversified Financial Services	6.4%
Telecommunications	5.1%
Retail	4.9%
Computers	4.3%
Oil & Gas	3.2%
Pharmaceuticals	3.0%
Other, Cash & Cash Equivalents	32.5%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

GINKGO MULTI-STRATEGY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2013
Shares		Value
	COMMON STOCKS - 65.8%
	BANKS - 7.4%
30,000	Bank of America Corp.	$ 385,800
18,500	FirstMerit Corp.	370,555
16,000	JPMorgan Chase & Co.	844,640
24,400	Umpqua Holdings Corp.	366,244
19,100	Wells Fargo & Co.	788,257
		2,755,496
	COMMERCIAL SERVICES - 2.0%
40,000	ServiceSource International, Inc. *	372,800
9,160	Team Health Holdings, Inc. *	376,201
		749,001
	COMPUTERS - 4.3%
4,000	Apple, Inc.	1,584,320

	COSMETICS/PERSONAL CARE - 2.0%
9,630	The Proctor & Gamble Co.	741,414

	DIVERSIFIED FINANCIAL SERVICES - 6.4%
5,300	American Express Co.	396,228
9,350	Ameriprise Financial, Inc.	756,228
8,140	CBOE Holdings, Inc.	379,650
4,700	Visa, Inc. - Cl. A	858,925
		2,391,031
	ENTERTAINMENT - 1.0%
14,650	DreamWorks Animation SKG, Inc. *	375,919

	INSURANCE - 10.7%
14,225	American International Group *	635,857
20	Berkshire Hathaway, Inc. - Cl. A *	3,372,000
		4,007,857
	INTERNET - 7.4%
2,685	Amazon.com, Inc. *	745,598
980	Google, Inc. - Cl. A *	862,763
93,400	Groupon, Inc. *	793,900
49,400	United Online, Inc.	374,452
		2,776,713
	MACHINERY-DIVERSIFIED - 1.0%
6,300	The ExOne Co. *	388,836

	MEDIA - 2.0%
12,000	The Walt Disney Co.	757,800

	MISCELLANEOUS - 2.2%
7,570	3M Co.	827,780

	OIL & GAS - 3.2%
3,130	Chevron Corp.	370,404
8,950	Exxon Mobil Corp.	808,632
		1,179,036
	PHARMACEUTICALS - 3.0%
8,930	Johnson & Johnson	766,730
13,050	Pfizer, Inc.	365,530
		1,132,260

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Shares		Value
	RETAIL - 4.9%
14,650	Bloomin' Brands, Inc. *	$ 364,492
3,300	Costco Wholesale Corp.	364,881
16,450	Starbucks Corp.	1,077,310
		1,806,683
	SAVINGS & LOANS - 1.0%
24,930	People's United Financial, Inc.	371,457

	SEMICONDUCTORS - 2.2%
17,000	Intel, Corp.	411,740
27,650	Micron Technology, Inc. *	396,225
		807,965
	TELECOMMUNICATIONS - 5.1%
30,600	AT&T, Inc.	1,083,240
16,500	Verizon Communications, Inc.	830,610
		1,913,850

	TOTAL COMMON STOCKS - (Cost - $22,301,222)	24,567,418

	EXCHANGE TRADED FUNDS - 14.7%
	EQUITY - 14.7%
6,500	Consumer Discretionary Select Sector SPDR Fund	366,600
23,800	Consumer Staples Select Sector SPDR Fund	944,146
107,400	Financial Select Sector SPDR Fund	2,093,226
20,300	Health Care Select Sector SPDR Fund	966,483
11,450	iShares China Large-Cap ETF	372,354
8,280	iShares MSCI Brazil Capped ETF	363,161
23,220	PowerShares India Portfolio	384,755
	TOTAL EXCHANGE TRADED FUNDS - (Cost $5,442,314)	5,490,725

Principal
	BONDS & NOTES - 0.8%
	FOREST PRODUCTS - 0.8%
$ 324,000	Appleton Paper, Inc., 9.75%, 6/15/14	314,895
	TOTAL BONDS & NOTES - (Cost - $317,804)

Shares
	PREFERRED STOCKS - 0.4%
	BANKS - 0.4%
5,000	Associated Bancorp., 8.00%	142,000
	TOTAL PREFERRED STOCKS - (Cost - $125,500)

	SHORT TERM INVESTMENTS - 33.9%
	MONEY MARKET FUND - 33.9%
12,656,252	BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.00% **	12,656,252
	TOTAL SHORT TERM INVESTMENTS - (Cost - $12,656,252)

	TOTAL INVESTMENTS - 115.6% (Cost - $40,843,092)(a)	43,171,290
	OTHER LIABILITIES LESS ASSETS - (15.6) %	(5,849,748)
	NET ASSETS - 100.0%	$ 37,321,542

* Non-income producing securities.
** Money market fund; interest rate reflects seven-day effective yield on June 30, 2013.

 (a) Represents cost for financial reporting purposes.  Aggregate cost for Federal tax purposes is $41,030,345  and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	2,832,889
	Unrealized depreciation:	(691,944)
	Net unrealized appreciation:	2,140,945

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2013

ASSETS
Investment securities:
At cost	$ 40,843,092
At value	$ 43,171,290
Receivable for securities sold	1,892,699
Dividends and interest receivable	51,485
Receivable for Fund shares sold	78,573
Prepaid expenses and other assets	2,855
TOTAL ASSETS	45,196,902

LIABILITIES
Payable for investments purchased	7,794,184
Investment advisory fees payable	31,067
Payable for Fund shares repurchased	13,895
Distribution (12b-1) fees payable	12,427
Fees payable to other affiliates	7,324
Accrued expenses and other liabilities	16,463
TOTAL LIABILITIES	7,875,360
NET ASSETS	$ 37,321,542

NET ASSETS CONSIST OF:
Paid in capital [$0 par value, unlimited shares authorized]	$ 33,735,201
Accumulated net realized gain from security transactions	1,258,143
Net unrealized appreciation of investments	2,328,198
NET ASSETS	$ 37,321,542

NET ASSET VALUE PER SHARE:
Net Assets	$ 37,321,542
Shares of beneficial interest outstanding	3,340,556
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$ 11.17

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2013

INVESTMENT INCOME
Dividends (includes foreign tax withholding of $5,250)	$ 777,493
Interest	152,921
TOTAL INVESTMENT INCOME	930,414

EXPENSES
Investment advisory fees	338,293
Distribution (12b-1) fees:	135,317
Administrative services fees	45,619
Accounting services fees	29,017
Transfer agent fees	25,014
Professional fees	19,015
Compliance officer fees	13,510
Printing and postage expenses	10,064
Custodian fees	6,504
Registration fees	5,007
Trustees fees and expenses	5,004
Insurance expense	613
Other expenses	7,532
TOTAL EXPENSES	640,509

NET INVESTMENT INCOME	289,905

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,063,323
Net change in unrealized appreciation on investments	1,168,308

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,231,631

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 3,521,536

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	June 30, 2013	June 30, 2012 (a)
FROM OPERATIONS
Net investment income	$ 289,905	$ 332,654
Net realized gain (loss) on investments	2,063,323	(806,935)
Net change in unrealized appreciation on investments	1,168,308	1,159,890
Net increase in net assets resulting from operations	3,521,536	685,609

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(314,373)	(335,711)
Net decrease in net assets resulting from distributions to shareholders	(314,373)	(335,711)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	5,147,112	31,555,651
Net asset value of shares issued in reinvestment of distributions	314,373	335,710
Payments for shares redeemed	(2,333,007)	(1,255,494)
Redemption fee proceeds	28	108
Net increase in net assets resulting from shares of beneficial interest	3,128,506	30,635,975

TOTAL INCREASE IN NET ASSETS	6,335,669	30,985,873

NET ASSETS
Beginning of Period	30,985,873	-
End of Period*	$ 37,321,542	$ 30,985,873
* Includes undistributed net investment income of:	$ -	$ 9,122

SHARE ACTIVITY
Shares Sold	463,002	3,157,226
Shares Reinvested	29,264	33,684
Shares Redeemed	(217,204)	(125,416)
Net increase in shares of beneficial interest outstanding	275,062	3,065,494

(a)	The Ginkgo Multi-Strategy Fund commenced operations on September 2, 2011.

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods Presented

	For the		For the
	Year Ended		Period Ended
	June 30, 2013		June 30, 2012 (1)

Net asset value, beginning of period	$ 10.11		$ 10.00

Activity from investment operations:
Net investment income (2)	0.09		0.12
Net realized and unrealized
gain on investments	1.07		0.11
Total from investment operations	1.16		0.23

Less distributions from:
Net investment income	(0.10)		(0.12)
Total distributions	(0.10)		(0.12)

Paid-in-Capital From Redemption Fees (2)	0.00	**	0.00	**

Net asset value, end of period	$ 11.17		$ 10.11

Total return (3)	11.52%		2.28%	(4)

Net assets, at end of period (000s)	$ 37,322		$ 30,986

Ratio of expenses to average
net assets (6)	1.89%		2.19%	(5)
Ratio of net investment income
to average net assets (6,7)	0.86%		1.46%	(5)

Portfolio Turnover Rate	221%		187%	(4)

(1)	The Ginkgo Multi-Strategy Fund commenced operations on September 2, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)

Total returns shown exclude the effect of redemption fees and are historical in nature and represent the rate an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

(4) Not annualized.
(5) Annualized.
(6)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(7)	Recognition of net income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
** Per share amount represents less than $0.01 per share

See accompanying notes to financial statements.

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

1.

ORGANIZATION

Ginkgo Multi-Strategy Fund (the “Fund”), is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company.  The Fund currently offers one class of shares: Investor Class shares which are offered at net asset value.  The investment objective of the Fund is total return from income and capital appreciation. The Fund commenced operations on September 2, 2011.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued.  In the absence of a sale on the primary exchange, such securities shall be valued at the last bid on the primary exchange.  NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (“Board”).  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2013 for the Fund’s assets and liabilities measured at fair value:

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 24,567,418	$ -	$ -	$ 24,567,418
Exchange Traded Funds	5,490,725	-	-	5,490,725
Bonds & Notes	-	314,895	-	314,895
Purchased Call Options	-	-	-	-
Preferred Stocks	142,000	-	-	142,000
Short-Term Investments	12,656,252	-	-	12,656,252
Total	$ 42,856,395	$ 314,895	$ -	$ 43,171,290

The Fund did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 or Level 2 during the year. It is the Fund’s policy to recognize transfers into or out of Level 1 or Level 2 at the end of the reporting period.

* Please refer to the Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds - The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Option Transactions – The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the return filed for the open tax period ended June 30, 2012 and expected to be taken in the Fund’s tax return for the year ended June 30, 2013. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State and foreign jurisdictions where the Fund may make significant investments.  The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.   The Fund will declare distributions from and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Winch Advisory Services LLC., (the “Advisor”), serves as investment advisor to the Fund. Subject to the authority of the Board, the Advisor is responsible for the management of the Fund’s investment portfolio.  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.

Pursuant to an advisory agreement with the Trust, on behalf of Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended June 30, 2013, the Advisor earned advisory fees of $338,293.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front end contingent deferred loads), taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 2.55% of the daily average net assets. During the year ended June 30, 2013, the Advisor did not waive fees or reimburse expenses.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 2.55% of the average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 2.55% of the average daily net assets. If Fund Operating Expenses subsequently exceed 2.55% of the average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The Trust has adopted, on the behalf of the Fund, the Trust’s Master Dividend and Shareholder Servicing Plan for Investor Class Shares (the “12b-1 Plan” or “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.40% of the average daily net assets attributable to the Investor Class shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. Pursuant to the Plan, $135,317 in distribution fees for the Investor Class shares were paid during the year ended June 30, 2013.

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

Effective April 1, 2013, each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will receive a quarterly fee of $27,625 for his attendance at the regularly scheduled meetings of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred.  Prior to April 1, 2013 each Trustee who is not affiliated with the Trust or an adviser received a quarterly fee of $21,500.  Effective July 1, 2013, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a $30,000 annual fee, and the Audit Committee Chairman receives a $15,000 annual fee, each to be paid quarterly, allocated between the Northern Lights Fund Trust and Northern Lights Variable Trust, each to be paid quarterly.

Additionally, in the event a meeting of the Board of Trustees other than its regularly scheduled meetings (a "Special Meeting") is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended June 30, 2013 amounted to $74,693,885 and $66,464,159, respectively.

5.

DERIVATIVE TRANSACTIONS

For the year ended June 30, 2013, the amount of realized loss on purchased options subject to equity price risk amounted to $63,015.  This figure can be found in the Statement of Operations under the line item “Net realized gain on investments”.  Transactions in purchased options during the year ended June 30, 2013 amounted to 10 contracts with a cost of $63,015.

6.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the year ended June 30, 2013, the Fund assessed $28 in redemption fees.

7.

UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class (the “BlackRock Portfolio”).  The Fund may redeem its investment from the BlackRock Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

GINKGO MULTI-STRATEGY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2013

The performance of the Fund may be directly affected by the performance of the BlackRock Portfolio.  The financial statements of the BlackRock Portfolio, including the portfolio of investments, can be found at BlackRock’s website www.blackrock.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of June 30, 2013 the percentage of the Fund’s net assets invested in the BlackRock Portfolio was 33.9%.

8.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	June 30, 2013	June 30, 2012
Ordinary Income	$ 314,373	$ 335,711

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital	Unrealized	Total
Ordinary	Long-Term	and Late Year	Loss Carry	Appreciation/	Accumulated
Income	Gains	Losses	Forwards	(Depreciation)	Earnings/(Deficits)
$ 936,983	$ 508,413	$ -	$ -	$ 2,140,945	$ 3,586,341

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences primarily attributable to the reclassification of Fund distributions and adjustments for grantor trusts, partnerships and return of capital distributions from C-Corporations, resulted in reclassification for the year ended June 30, 2013 as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income (Loss)	Gains (Loss)
$ 15,346	$ (15,346)

9.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

10.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Ginkgo Multi-Strategy Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Ginkgo Multi-Strategy Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the "Fund"), including the portfolio of investments, as of June 30, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period September 2, 2011 (commencement of operations) through June 30, 2012.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2013 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ginkgo Multi-Strategy Fund as of June 30, 2013, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period September 2, 2011 (commencement of operations) through June 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 28, 2013

GINKGO MULTI-STRATEGY FUND

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2013

Ginkgo Multi-Strategy Fund (Adviser – Winch Advisory Services, LLC)*

In connection with the regular meeting held on June 19 and 20, 2013, the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Winch Advisory Services, LLC (“Winch”) and the Trust, on behalf of Ginkgo Multi-Strategy Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

Counsel assisted the Trustees throughout the Advisory Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Winch has been providing customized investment and financial services for more than 30 years primarily to individuals and has over $200 million of assets under management.  They considered that Winch estimates it has maintained a 97% client retention rate for its individual clients since it began operations.  The Trustees noted that Winch has a committed staff of researchers and system strategists focused on fundamental and technical analysis who contribute up-to-date information and assist the Fund’s portfolio manager with her investment decisions and ongoing due diligence.  They further noted a new professional who specializes in research had been hired since the advisory agreement was initially approved.  The Trustees considered that Winch monitors compliance using various checklists and tracking systems and, in an effort to mitigate downside risk, Winch monitors portfolio positions closely and the investment team meets daily to discuss current market trends.  The Trustees acknowledged that Winch considers the Fund an important component of their overall client service, and that the firm operates much akin to a boutique shop, which gave the Trustees comfort that the firm is committed to delivering quality services to the Fund.  With respect to compliance, they noted Winch reviews trades for compliance with investment guidelines, limitations and the prospectus, and it reported no material compliance or litigation issues during the past year.  The Trustees concluded they are satisfied that Winch will continue to provide the same level of quality service to the Fund which will benefit the shareholders.

Performance.  The Trustees reviewed the Fund’s performance noting its positive returns over the last one year (8.67%) and since inception in September 2011 (14.19%), noting the Fund had outperformed its peer group average (-5.39%) and performed in-line with the Morningstar Moderate Allocation category average (8.68%) for the one year, but underperformed the S&P 500 for the one year period (13.1%) and since inception (38.5%).  The Trustees noted Winch also provided comparisons to the Barclays 1-3 Month T-Bill and Barclays U.S. Aggregate Bond Index and the Fund outperformed both over the one year and since inception period.  They considered that a representative of Winch had indicated that Winch seeks to preserve assets as opposed to catching all cyclical upside gain of equities.  They further considered that because investors in the Fund are Winch’s clients, protection of capital is a reasonable goal and is in line with the objective of the Fund.  The Trustees discussed that during the Fund’s launch in late 2011 the Fund was not fully invested, which was a hindrance to performance, but acknowledged the Fund is achieving moderate returns with lower risk over time.  The Trustees concluded that given the relatively short time period since inception and given Winch’s relationship with its Fund investors and commitment to downside protection, the performance was reasonable.

Fees and Expenses.  The Trustees noted the advisory fee charged to the Fund is 1.00%, which is lower than the average advisory fee charged by the peer group (1.43%), but higher than the Morningstar category average (0.48%).  They considered that each of the Fund’s investors is a client of Winch, and as such investors receive additional services in connection with their relationship with the Fund and adviser.  After discussion, the Trustees concluded the advisory fees charged to the Fund are reasonable based upon the active management of the Fund’s portfolio.

Economies of Scale.  The Trustees noted the absence of breakpoints at this time, but considered, given the size of the Fund and Winch’s targeted audience, the absence of breakpoints was not a concern at this time.  They further noted that a representative of Winch has agreed to discuss breakpoints when the Fund’s assets reach $500 million and would be open to revisit the issue periodically before then.  They concluded to monitor the Fund asset levels and discuss breakpoints in the future as economies are realized.

Profitability.  The Trustees reviewed the profitability analysis provided by Winch.  They noted Winch realized a modest profit in terms of actual dollars and percentage of revenue.  The Trustees concluded the level of profitability was reasonable.

Conclusion.  Having requested and received such information from Winch as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of Gingko Multi-Strategy Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

GINKGO MULTI-STRATEGY FUND

EXPENSE EXAMPLES (Unaudited)

June 30, 2013

As a shareholder of the Ginkgo Multi-Strategy Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Ginkgo Multi-Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period 1/1/13 – 6/30/13*	Expense Ratio During the Period 1/1/13-6/30/13**
	$1,000.00	$1,079.40	$9.54	1.85%

Hypothetical (5% return before expenses)	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Expenses Paid During Period 1/1/13 – 6/30/13*	Expense Ratio During the Period 1/1/13-6/30/13**
	$1,000.00	$1,015.62	$9.25	1.85%

* Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

** Annualized

GINKGO MULTI-STRATEGY FUND

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ 1950	Trustee Since 2005; Chairman of the Board since 2013.	Consultant to small and emerging businesses (since 2000).	9 8

AdvisorOne Funds (1 2 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	9 8	AdvisorOne Funds (1 2 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund ( 2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	111

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	111	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

GINKGO MULTI-STRATEGY FUND

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***^ 1952	Trustee Since 2005; Chairman of the Board 2005-2013.	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	98	AdvisorOne Funds (1 2 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-BUY-GNKO.

6/30/13 – NLFT

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-BUY-GNKO or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-BUY-GNKO

INVESTMENT ADVISOR

Winch Advisory Services, LLC

424 East Wisconsin Ave.

Appleton, WI 54911

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Dr., Suite 110

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $13,000

2012 - $13,000

(b)

Audit-Related Fees

2013 -  None

2012 -  None

(c)

Tax Fees

2013 - $2,000

2012 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

100%

100%

Tax Fees:

100%

100%

All Other Fees:

100%

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,000

2012 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/9/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

9/9/13